SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2017

WESTERN REFINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 North Clark Drive

El Paso, Texas 79905

(Address of principal executive office) (Zip Code)

(915) 775-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

On June 1, 2017, pursuant to the Agreement and Plan of Merger, dated as of November 16, 2016 (the “Merger Agreement”), by and among Western Refining, Inc., a Delaware corporation (“Western Refining” or the “Company”), Tesoro Corporation, a Delaware corporation (“Tesoro”), Tahoe Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Tesoro (“Merger Sub 1”), and Tahoe Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Tesoro, Merger Sub 1 was merged with and into Western Refining, with Western Refining surviving such merger as a wholly owned subsidiary of Tesoro (the “Merger”).

As previously disclosed, under the terms of the Merger Agreement, subject to the proration, allocation and other limitations set forth in the Merger Agreement and the election materials separately provided to the applicable stockholders, stockholders of Western Refining, Inc. had the option to elect to receive, for each share of Western Refining common stock held by them of record as of immediately prior to the effective time of the Merger (except for excluded shares as more particularly set forth in the Merger Agreement):

•	0.4350 of a share of Tesoro common stock, plus cash in lieu of any fractional share of Tesoro common stock (the “Stock Consideration”); or

•	$37.30 in cash (the “Cash Consideration”).

Also as previously disclosed, (i) because the Cash Consideration option was oversubscribed, the consideration to be received by the holders who validly elected the Cash Consideration was prorated pursuant to the terms set forth in the Merger Agreement and (ii) based on the preliminary prorationing and assuming all shares of Western Refining common stock subject to notices of guaranteed delivery are properly delivered pursuant to the terms of such notices of guaranteed delivery:

•	Stockholders of record of Western Refining who validly elected to receive the Cash Consideration will, subject to rounding, each receive the Cash Consideration for approximately 19% of the shares of Western Refining common stock in respect of which they had validly made elections for the Cash Consideration and the Stock Consideration with respect to the remaining shares of Western Refining common stock held by them of record as of immediately prior to the effective time of the Merger (except for excluded shares of Western Refining common stock as more particularly set forth in the Merger Agreement).

•	Stockholders of record of Western Refining who validly elected to receive the Stock Consideration, and those that failed to make a valid election prior to 5:00 p.m., New York City time, on May 30, 2017, the election deadline, will receive, for each share of Western Refining common stock held by them of record as of immediately prior to the effective time of the Merger (except for excluded shares as more particularly set forth in the Merger Agreement) the Stock Consideration.

Also as previously disclosed, based on the preliminary prorationing described above, the Western Refining stockholders will receive in the aggregate approximately 42,617,757 shares of Tesoro common stock (which excludes shares to be issued in the future under certain Western Refining equity awards that are being converted into Tesoro equity awards as a result of the Merger) and approximately $404 million in cash. The final prorationing and the final calculation of the number of shares of Tesoro common stock issued and the final cash consideration paid in connection with the Merger will be made post-closing after the expiration of the notice of guaranteed delivery period applicable to the cash/stock election.

The issuance of shares of Tesoro common stock in connection with the Merger was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to Tesoro’s registration statement on Form S–4 (File No. 333- 215080), declared effective by the Securities and Exchange Commission (the “SEC”) on February 16, 2017. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Merger, and incorporates by reference additional information about the Merger from Current Reports on Form 8–K filed by Tesoro and Western Refining and incorporated by reference into the Joint Proxy Statement/Prospectus.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Annex A to the Joint Proxy Statement/Prospectus and is incorporated herein by reference.

On June 1, 2017 in order to finance the approximately $404 million cash payment, repayment of amounts outstanding under the credit facilities and senior notes of Western Refining and Northern Tier Energy LLC, a wholly-owned subsidiary of Western Refining (“Northern Tier”), and fees and expenses related to the transaction, Tesoro utilized cash on hand and borrowed $575 million under the incremental revolving tranche under its existing credit facility, dated as of September 30, 2016 (as amended and restated as of December 13, 2016), among Tesoro, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Merger, on June 1, 2017, Western Refining terminated all commitments and repaid all amounts outstanding, as applicable, under (i) the Term Loan Credit Agreement, dated as of November 12, 2013 (as amended, supplemented or otherwise modified to date), among Western Refining, as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, and the lenders party thereto from time to time and (ii) the Third Amended and Restated Revolving Credit Agreement, dated as of October 2, 2014 (as amended, supplemented or otherwise modified to date), by and among Western Refining, the lenders party thereto and Bank of America, N.A. as administrative agent. In addition, on June 1, 2017, Northern Tier, terminated all commitments and repaid all amounts outstanding under the Amended and Restated Credit Agreement, dated as of September 29, 2014 (as amended, restated, supplemented or otherwise modified to date), among Northern Tier, each other subsidiary of Northern Tier from time to time party thereto, the financial institutions from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent.

Also in connection with the Merger, on May 11, 2017, Western Refining called for redemption all of the then outstanding 6.25% Senior Notes due 2021 (the “WNR Senior Notes”), and the indenture governing the WNR Senior Notes was satisfied and discharged in accordance with the terms thereof on June 1, 2017. On May 1, 2017, Northern Tier called for redemption all of the then outstanding 7.125% Senior Secured Notes due 2020 (the “NTI Senior Secured Notes”), and the indenture governing the NTI Senior Secured Notes was satisfied and discharged in accordance with the terms thereof on June 1, 2017.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each share of common stock of Western Refining was automatically canceled and converted into the right to receive the merger consideration. In addition, as a result of the Merger:

•	each outstanding restricted stock unit (“RSU”) that was vested as of the Effective Time was cancelled in exchange for an amount in cash (without interest) equal to the number of shares of such vested Western Refining RSU immediately prior to the effective time of the first merger multiplied by the Cash Consideration, less applicable taxes required to be withheld with respect to such payment;

•	each outstanding RSU that was not vested as of the Effective Time was converted into an RSU denominated in Tesoro Shares covering a number of Tesoro Shares, rounded down to the nearest whole number, equal to the number of shares of Western Refining common stock subject to such Western Refining RSU immediately prior to the effective time of the Merger multiplied by 0.4350;

•	each outstanding performance unit award (“PUA”) remained a performance unit award denominated in the same cash value as the Western Refining PUA, except that any references in such Western Refining PUA to shares of Western Refining common stock are to Tesoro Shares and performance metrics were adjusted to reflect the Merger; and

•	any other right to acquire or receive shares of Western Refining common stock and each award consisting of shares of Western Refining common stock was automatically converted into the right to acquire or receive benefits measured by the value of (as the case may be) the number Tesoro Shares, rounded down to the nearest whole number, equal to the number of shares of Western Refining common stock subject to such award immediately prior to the Effective Time multiplied by 0.4350, and to the extent such award provides for payments to the extent the value of the shares of Western Refining common stock exceeds a specified reference price, at a reference price per share, rounded to the nearest whole cent, equal to the reference price per share of Western Refining common stock immediately prior to the Effective Time divided by 0.4350, and any performance metrics, as applicable, were adjusted to reflect the Merger.

At the Effective Time, each holder of a certificate formerly representing shares of Western Refining common stock or of non-certificated book-entry shares of Western Refining common stock ceased to have any rights with respect to such shares, except for the right to receive the merger consideration without interest upon surrender thereof.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers

In accordance with the terms of the Merger Agreement, all of the directors of the Company prior to the Effective Time ceased to be directors of the Company effective as of the Effective Time. Blane W. Peery, Stephan E. Tompsett and Elisa D. Watts became the directors of the Company effective as of the Effective Time. Gregory J. Goff was appointed as President and Chief Executive Officer, Steven M. Sterin was appointed as Executive Vice President and Chief Financial Officer, and Blane W. Peery was appointed as Vice President and Controller and will serve as principal accounting officer of the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time of the Merger, (i) Western Refining’s Certificate of Incorporation was amended and restated in accordance with the Merger Agreement and (ii) the Bylaws of Merger Sub 1 in effect immediately prior to the Effective Time became the bylaws of the Company.

A copy of the Amended and Restated Certificate of Incorporation of Western Refining is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference, and a copy of the Amended and Restated Bylaws of Western Refining is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 1, 2017, the Company issued a joint press release with Tesoro Corporation, filed as Exhibit 99.1 to this Current Report on Form 8-K, announcing that Tesoro has completed its acquisition of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2016, among Western Refining, Inc., Tesoro Corporation, Tahoe Merger Sub 1, Inc. and Tahoe Merger Sub 2, LLC. (incorporated by reference to Exhibit 2.1 to Western Refining’s Current Report on Form 8-K filed on November 17, 2016, Commission file number 1-32721).

3.1*	Amended and Restated Certificate of Incorporation of Western Refining, Inc., dated June 1, 2017.

3.2*	Amended and Restated Bylaws of Western Refining, Inc., dated June 1, 2017.

99.1*	Press release dated June 1, 2017, announcing that Tesoro Corporation has completed its acquisition of Western Refining, Inc.

*	Filed herewith.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the acquisition by

Tesoro of Western Refining (including but not limited to regarding the preliminary results of the cash/stock election for the Merger and the aggregate number of Tesoro shares issued and aggregate amount of cash consideration paid in connection with the Merger). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, whether or not the shares of Western Refining common stock for which election forms were submitted subject to guaranteed deliver are ultimately delivered could result in changes to the preliminary prorationing disclosed above and/or to the amount of cash and stock consideration received by Western Refining shareholders, among other factors. All such factors are difficult to predict and are beyond Western Refining’s control, including those detailed in Western Refining’s annual reports on Form 10-K, quarterly reports on Form 10-Q and, current reports on Form 8-K and registration statement on Form S-4 filed with the SEC on December 14, 2016, as amended (the “Form S-4”) that are available on its website at http://www.tsocorp.com and on the SEC’s website at http://www.sec.gov, and those detailed in Western Refining’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Western Refining’s website at http://www.wnr.com and on the SEC website at http://www.sec.gov. Tesoro’s and Western Refining’s forward-looking statements are based on assumptions that Tesoro and Western Refining believes to be reasonable but that may not prove to be accurate. Tesoro and Western Refining undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Refining, Inc.
(Registrant)

Date: June 1, 2017	By:	/s/ Blane W. Peery
	Name:	Blane W. Peery
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2016, among Western Refining, Inc., Tesoro Corporation, Tahoe Merger Sub 1, Inc. and Tahoe Merger Sub 2, LLC. (incorporated by reference to Exhibit 2.1 to Western Refining’s Current Report on Form 8-K filed on November 17, 2016, Commission file number 1-32721).

3.1*	Amended and Restated Certificate of Incorporation of Western Refining, Inc., dated June 1, 2017.

3.2*	Amended and Restated Bylaws of Western Refining, Inc., dated June 1, 2017.

99.1*	Press Release dated June 1, 2017, announcing that Tesoro Corporation has completed its acquisition of Western Refining, Inc.

*	Filed herewith.